EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Imaging Technologies Corporation, a Delaware corporation (the "Company"), on Form 10-Q for the quarter neding December 31, 22002 as filed with the Securities and Exchange Commission (the
"Report"), I Brian Bonar, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exhcnage Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:     February  19,  2003

/s/     Brian  Bonar

______________________________
Brian  Bonar
Chief  Executive  Officer
Principal  Accounting  Officer